EXHIBIT 32.01

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, John M. Presley, President and Chief Executive Officer of Lumber Liquidators Holdings, Inc. (the "Registrant"), and Martin D. Agard, Chief Financial Officer of the Registrant, each hereby certifies that, to the best of his knowledge:

1.	The Registrant's quarterly report on Form 10-Q for the quarter ended September 30, 2016, to which this Certification is attached as Exhibit 32.01 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ John M. Presley	/s/ Martin D. Agard
John M. Presley President and Chief Executive Officer (Principal Executive Officer)	Martin D. Agard Chief Financial Officer (Principal Financial and Principal Accounting Officer)

Date: October 31, 2016	Date: October 31, 2016